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______________________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)
                                  December 31, 1996




                      First Alliance Mortgage Loan Trust 1996-4
                   ---------------------------------------------
               (Exact name of registrant as specified in its charter)




                                                            APPLICATION
           New York                  33-99604-03              PENDING
      -------------------           --------------      --------------------
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
      of Incorporation)                 Number)         Identification No.)

  c/o The Chase Manhattan Bank                               10001-2697
450 West 33rd Street, 15th Floor                        --------------------
      New York, New York                                    (Zip Code)
--------------------------------
    (Address of Principal
      Executive Offices)

          Registrant's telephone number, including area code (212) 946-8500

                                      No Change
              --------------------------------------------------------
            (Former name or former address, if changed since last report)


______________________________________________________________________________

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Item 2.  Acquisition or Disposition of Assets
         -------------------------------------

Description of the Conveyance of Subsequent Mortgage Loans

    On December 31, 1996, First Alliance Mortgage Loan Trust 1996-4 (the "Trust") acquired $16,879,041.25 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of December 1, 1996, between First Alliance Mortgage Company, as Company and Servicer (the "Company") and The Chase Manhattan Bank, in its capacity as Trustee, and the Subsequent Transfer Agreement among the Company and the Trust, as purchaser, dated December 31, 1996. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 10, 1996 and the Prospectus Supplement dated December 10, 1996, filed pursuant to Rule 424(b)(5) of the Act on December 18, 1996. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a) Not applicable

(b) Not applicable

(c) Exhibits:

    10.1 Subsequent Transfer Agreement dated as of December 31, 1996 among First Alliance Mortgage Company, as the Company and as Servicer and First Alliance Mortgage Loan Trust 1996-4 as the Purchaser.

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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                         Company


                         By:  /s/Brian Chisick
                            ------------------
                            Name:  Brian Chisick
                            Title: President


Dated:  January 3, 1997